UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 22, 2015

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-24843 (Commission File Number)	47-0810385 (IRS Employer Identification No.)

1004 Farnam Street, Suite 400, Omaha, Nebraska	68102
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (402) 444-1630

Not applicable
(Former name, former address and former fiscal year, if applicable)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 22, 2015, Mark A. Hiatt voluntarily resigned as Chief Executive Officer of America First Multifamily Investors, L.P. (the “Registrant”), effective as of September 30, 2015. Mr. Hiatt has resigned in order to pursue other opportunities and the departure is not related to any disagreement with the Registrant regarding any financial, accounting, or other matters.

In conjunction with Mr. Hiatt’s’ departure, on September 25, 2015, the Board of Managers of Burlington Capital Group, LLC (“Burlington”), the general partner of the general partner of the Registrant, has appointed Chad L. Daffer as the Chief Executive Officer of the Registrant, effective October 1, 2015.

Mr. Daffer, who is 51 years old, has been employed by Burlington since 2005 and currently serves as the Registrant’s Fund Manager.  Prior to joining Burlington, Mr. Daffer served as an Investment Banker from 1996 - 2004 with Kirkpatrick Pettis and from 1992 - 1996 he was employed in Fixed Income Institutional Sales with Paine Webber. Mr. Daffer has a Bachelor of Science in Accounting from the University of Nebraska. Mr. Daffer did not enter into any plan, contract, or arrangement to receive compensation from the Registrant in respect of his appointment as its Chief Executive Officer.

Since the beginning of the Registrant’s last fiscal year, there has been no transaction or any currently proposed transaction, in which the Registrant was or is to be a participant and in which Mr. Daffer or any of his immediate family members had or will have a direct or indirect material interest, required to be disclosed under Item 404(a) of Regulation S-K.

On September 25, 2015, the Registrant issued a press release announcing the Chief Executive Officer transition to Mr. Daffer. A copy of the press release is attached as Exhibit 99.1 to this report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.
(a) Not applicable
(b) Not applicable
(c) Not applicable
(d) Exhibit. The following exhibits are filed with this Report. Exhibit numbers refer to the paragraph numbers under Item 601 of Regulation S-K.

99.1 Press Release issued by the Registrant on September 25, 2015, announcing a change in its Chief Executive Officer.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

Dated: September 25, 2015
By:    /s/ Craig S. Allen
Printed Name: Craig S. Allen
Title: Chief Financial Officer